========================================================================

                   SECURITIES AND EXCHANGE COMMISSION

                          Washington, D. C. 20549

                                  FORM 8-K

                              CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) April 15, 1999


               American Express Credit Account Master Trust
                         (Issuer in respect of the
          Class A Series 1996-1 6.80% Asset Backed Certificates,
          Class B Series 1996-1 6.95% Asset Backed Certificates,
          Class A Series 1997-1 6.40% Asset Backed Certificates,
          Class B Series 1997-1 6.55% Asset Backed Certificates,
          Class A Series 1998-1 Floating Rate Asset Backed Certificates and Class B Series 1998-1 Floating Rate Asset Backed Certificates)


                      American Express Centurion Bank
               Co-Originator of the Trust and a Transferor
            -----------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Utah                   000-20787-01         11-2869526
----------------------------     ------------     ------------------
(State or other jurisdiction     (Commission        (IRS Employer
    of incorporation)            File Number)     Identification No.)

 6985 Union Park Center, Midvale, Utah                   84047
---------------------------------------                ---------
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code    (801) 565-5000
                                                      --------------


          American Express Receivables Financing Corporation II
              Co-Originator of the Trust and a Transferor
         ------------------------------------------------------
         (Exact name of registrant as specified in its charter)

        Delaware                   000-20787          13-3854638
----------------------------      -----------      ------------------
(State or other jurisdiction      (Commission        (IRS Employer
    of incorporation)             File Number)     Identification No.)

200 Vesey Street, New York, New York                    10285
---------------------------------------               ----------
(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code   (212)640-4473
                                                     -------------

========================================================================
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Item 5.  Other Events

A.       Monthly Servicer's Certificate.

         Information concerning the American Express Credit Account Master Trust (the "Trust") is contained in the Monthly Servicer's Certificate dated April 7, 1999 for the Distribution Date occurring on April 15, 1999, covering activity from February 25, 1999 through March 26, 1999 and provided to the Bank of New York as Trustee under the Pooling and Servicing Agreement, (the "Agreement") dated as of May 16, 1996. Such Monthly Servicer's Certificate is attached hereto as Exhibit 20.1 and is incorporated herein by reference.

         On May 16, 1996, the Trust issued $865,000,000 Class A Series 1996-1 6.80% Asset Backed Certificates and $60,000,000 Class B Series 1996-1 6.95% Asset Backed Certificates (the "1996-1 Class A Certificates" and the "1996-1 Class B Certificates", respectively, and collectively, the "Series 1996-1 Certificates"), offered pursuant to a Prospectus Supplement dated May 9, 1996 to Prospectus dated May 9, 1996 and issued under the Agreement dated as of May 16, 1996, and the Series 1996-1 Supplement dated as of May 16, 1996, to the Agreement (the "Series 1996-1 Supplement"). Interest on the Series 1996-1 Certificates accrues from May 16, 1996 and is payable on July 16, 1996 and on the fifteenth day of each month thereafter (or, if such fifteenth day is not a business day, the immediately succeeding business day)(each, a "Distribution Date"). Principal with respect to the 1996-1 Class A Certificates and the 1996-1 Class B Certificates is scheduled to be distributed on the May 2001 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 1996-1 Supplement.

         On August 7, 1997, the Trust issued $865,000,000 Class A Series 1997-1 6.40% Asset Back Certificates and $60,000,000 Class B Series 1997-1 6.55% Asset Back Certificates (the "1997-1 Class A Certificates" and the "1997-1 Class B Certificates", respectively, and collectively, the "Series 1997-1 Certificates"), offered pursuant to a Prospectus Supplement dated August 21, 1997 to Prospectus dated August 21, 1997 and issued under the Agreement dated as of May 16, 1996, and the Series 1997-1 Supplement dated as of August 7, 1997, to the Agreement (the "Series 1997-1 Supplement"). Interest on the Series 1997-1 Certificates accrues from August 28, 1997 and is payable on October 15, 1997 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the 1997-1 Class A Certificates and the 1997-1 Class B Certificates is scheduled to be distributed on the September 2002 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 1997-1 Supplement.

         On June 23, 1998, the Trust issued $825,000,000 Class A Series 1998-1 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.09% per annum above the London interbank offered rate for one month United States dollar deposits ("LIBOR"), and $80,000,000 Class B Series 1998-1 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.25% per annum above one month LIBOR (the "1998-1 Class A Certificates" and the "1998-1 Class B Certificates", respectively, and collectively, the "Series 1998-1 Certificates"), offered pursuant to a Prospectus Supplement dated June 17, 1998 to Prospectus dated June 17, 1998 and issued under the Agreement dated as of May 16, 1996, and the Series 1998-1 Supplement dated as of June 23, 1998, to the Agreement (the "Series 1998-1 Supplement"). Interest on the Series 1998-1 Certificates accrues from June 23, 1998 and is payable on July 14, 1998 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. The Series 1998-1 Certificates will have an expected final payment date of June 2003, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 1998-1 Supplement.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         20.1 Series 1996-1,  Series 1997-1 and Series 1998-1 Monthly Servicer's
              Certificate   dated  April  7, 1999   for   the   April  15, 1999
              Distribution Date.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


Dated:  April 15, 1999


                                            AMERICAN EXPRESS CREDIT ACCOUNT
                                            MASTER TRUST


                                            AMERICAN EXPRESS CENTURION BANK,
                                            TRANSFEROR

                                            By:     /s/ Rhonda Halpern
                                                    -----------------------
                                            Name:   Rhonda Halpern
                                            Title:  Chief Financial Officer
                                                    and Treasurer






                                            AMERICAN EXPRESS RECEIVABLES
                                            FINANCING CORPORATION II, TRANSFEROR


                                            By:     /s/ Leslie R. Scharfstein
                                                    -------------------------
                                            Name:   Leslie R. Scharfstein
                                            Title:  President

                      EXHIBIT INDEX


Designation           Description                                Page
-----------           -----------                                ----

Exhibit 20.1          Series 1996-1, Series 1997-1 and             6
                      Series 1998-1 Monthly Servicer's
                      Certificate dated  April 7, 1999
                      for the  April  15, 1999 Distri-
                      bution Date.